UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 15, 2005

                                     ------

                              CYTEC INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

                                     1-12372
                            (Commission File Number)

        Delaware                                      22-3268660
(State or other jurisdiction                         (I.R.S. Employer
      of incorporation)                             Identification No.)


                           Five Garret Mountain Plaza
                         West Paterson, New Jersey 07424
              (Address of principal executive offices and zip code)

                          (973) 357-3100 (Registrant's
                     telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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








ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 15, 2005, Cytec Industries Inc. ("Cytec") entered into a 364 Day Term Loan Agreement, a Five Year Term Loan Agreement and a Five Year Revolving Credit Agreement (such agreements, collectively, the "Loan Agreements"). With respect to the Loan Agreements, Citigroup Global Markets Inc. is acting as lead arranger and book manager, Wachovia Bank, National Association and ABN AMRO Bank N.V., are acting as syndication agents, Calyon New York Branch, SunTrust Bank and The Bank of Nova Scotia are acting as documentation agents and Citicorp North America, Inc. is acting as administrative agent.

     The 364 Day Term Loan Agreement provides for a $700,000,000 364-day unsecured term loan. The Five Year Term Loan Agreement provides for a $725,000,000 five year unsecured term loan. The Five Year Revolving Credit Agreement provides for a $350,000,000 unsecured revolving credit facility. The Loan Agreements comprise commitments from 15 financial institutions.

     Cytec intends to use the proceeds of the 364 Day Term Loan Agreement and the Five Year Term Loan Agreement, together with available cash, to fund the cash portion of the transaction price payable by Cytec pursuant to the Stock and Asset Purchase Agreement, dated as of October 1, 2004 (as amended, the "Purchase Agreement"), between UCB S.A. ("UCB") and Cytec. Cytec's ability to draw down the financing to be provided pursuant to each of the Loan Agreements is subject to customary terms and conditions. Cytec may prepay amounts it draws down under the Loan Agreements at any time (subject to certain requirements regarding minimum prepayment amounts and prepayment currencies). Subject to certain limitations, Cytec is required to prepay amounts it draws down under the 364 Day Term Loan Agreement or the Five Year Term Loan Agreement if it and its subsidiaries receive net cash proceeds in excess of $25,000,000 from the disposition of any of their assets other than in the ordinary course of business, or, in the case of the 364 Day Term Loan Agreement if it and its subsidiaries sells or issues equity interests or debt with a maturity of more than 270 days for cash in excess of $10,000,000 to any third party. Cytec is required to make payments of principal under the Five Year Term Loan Agreement of $72,500,000 per year on December 31 of each of 2005, 2006, 2007 and 2008.

     Under the Loan Agreements, Cytec is required to comply with certain financial covenants. For example, Cytec and its subsidiaries are required to maintain (i) a ratio of consolidated earnings before interest, taxes, depreciation and amortization to interest expense for the four quarters most recently ended, in each case, of not less than 4.25:1.00 and (ii) a ratio of total consolidated debt to consolidated earnings before interest, taxes, depreciation and amortization for the four quarters most recently ended of not greater than certain specified ratios for corresponding quarters ranging from 3.00:1.00 to 4.75:1.00.

     If Cytec is in default of certain of its obligations under the Loan Agreements, then the full amount of advances to Cytec under such agreement may become immediately due and payable. In addition, if Cytec is in default of certain of its obligations under the Five Year Revolving Credit Agreement, the administrative agent may demand that Cytec deposit in a collateral account an amount equal to the maximum amount Cytec is able to access under certain outstanding letters of credit.

     Certain of the lenders, agents and other parties to the Loan Agreements, and their affiliates, have in the past provided lending, commercial banking, underwriting, investment banking, or other advisory services to Cytec and its subsidiaries for which they have received customary compensation.

     The Loan Agreements are incorporated by reference into this Item 1.01.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION.

     As described in Item 1.01 above, Cytec became obligated on a material direct financial obligation pursuant to the Loan Agreements. The response to
Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

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

ITEM 9.01. EXHIBITS.

(c)         EXHIBITS

Exhibit 99.1 364-Day Term Loan Agreement, dated as of February 15, 2005, among Cytec Industries Inc., the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citigroup Global Markets Inc., as lead arranger and book manager, Wachovia Bank, National Association and ABN AMRO Bank N.V., as syndication agents, Calyon New York Branch and The Bank of Nova Scotia, as documentation agents, and Citicorp North America, Inc., as administrative agent for the lenders.

Exhibit 99.2 Five Year Term Loan Agreement, dated as of February 15, 2005, among Cytec Industries Inc., the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citigroup Global Markets Inc., as lead arranger and book manager, Wachovia Bank, National Association and ABN AMRO Bank N.V., as syndication agents, Calyon New York Branch, SunTrust Bank and The Bank of Nova Scotia, as documentation agents, and Citicorp North America, Inc., as administrative agent for the lenders.

Exhibit 99.3 Five Year Revolving Credit Agreement, dated as of February 15, 2005, among Cytec Industries Inc., the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citigroup Global Markets Inc., as lead arranger and book manager, Wachovia Bank, National Association and ABN AMRO Bank N.V., as syndication agents, Calyon New York Branch, SunTrust Bank and The Bank of Nova Scotia, as documentation agents, and Citicorp North America, Inc., as administrative agent for the lenders.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     CYTEC INDUSTRIES INC.



Date:  February 22, 2005                  By:   Roy Smith
                                          ------------------------------
                                                Name:  Roy Smith
                                                Title:    Vice President



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EXHIBIT INDEX


Exhibit 99.1 364-Day Term Loan Agreement, dated as of February 15, 2005, among Cytec Industries Inc., the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citigroup Global Markets Inc., as lead arranger and book manager, Wachovia Bank, National Association and ABN AMRO Bank N.V., as syndication agents, Calyon New York Branch and The Bank of Nova Scotia, as documentation agents, and Citicorp North America, Inc., as administrative agent for the lenders.

Exhibit 99.2 Five Year Term Loan Agreement, dated as of February 15, 2005, among Cytec Industries Inc., the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citigroup Global Markets Inc., as lead arranger and book manager, Wachovia Bank, National Association and ABN AMRO Bank N.V., as syndication agents, Calyon New York Branch, SunTrust Bank and The Bank of Nova Scotia, as documentation agents, and Citicorp North America, Inc., as administrative agent for the lenders.

Exhibit 99.3 Five Year Revolving Credit Agreement, dated as of February 15, 2005, among Cytec Industries Inc., the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citigroup Global Markets Inc., as lead arranger and book manager, Wachovia Bank, National Association and ABN AMRO Bank N.V., as syndication agents, Calyon New York Branch, SunTrust Bank and The Bank of Nova Scotia, as documentation agents, and Citicorp North America, Inc., as administrative agent for the lenders.



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